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                                                                  EXHIBIT 99.171



YENDT, JOHN
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From:               Yendt, John
Sent:               Friday, April 14, 2000 01:51 PM
To:                 `Fulin_A_Zhuang@calpx.com'
Cc:                 Thibodeaux, Paul
Subject:            Other vendors products

Fulin,

I have found the web sites for trading/scheduling systems. The following are the web sites.

www.tpt.com/content_franklin.htm (this one I found myself)

www.hesinet.com/html/etrm.html

www.altra.com/prod1a2d.htm

www.alstrom.com (I found documentation, but can't direct you to it within their site.)

I have some stuff printed out for each, let me know if you want copies.







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